EXHIBIT 99.1

growth efficiency financial strength asset quality

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s ("Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements are discussed in Hudson City's 2007 Annual Report on Form 10-K and the September 30, 2008 Form 10-Q both filed with the Securities and Exchange Commission and are available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Our average deposits-per-branch of $138 million continue to exceed the national average of $71 million for FDIC insured institutions. Increased number of branches by 39% since January 2006 to 125 branch locations: 93 in New Jersey, 23 in New York and 9 in Connecticut (2 additional commitments for 2008) "First-step" conversion in July 1999, selling 47% and raising $541 million and completed "second-step" conversion on June 7, 2005 raising $3.9 billion Largest thrift based on a market capitalization of $9.3 billion with assets over $51 billion Since December 31, 1999: Grown assets, deposits, and EPS by 508%, 158% and 258%* Stock price has appreciated 758% as of November 5, 2008 Overview *Reflects change in total assets and total deposits from December 31, 1999 to June 30, 2008 and change in EPS from full year 2000 to December 31, 2007

"Best-Managed Bank of the Year." Forbes, 12/20/07 Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network ) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Fund lending and investing activities with retail deposits and borrowings Industry-leading operating efficiency ratio of 19.2% Effective customer service and attractive pricing growth

More than 20% compounded annual asset growth for the last 10 years.

Strong Asset Growth

Residential Mortgage Lending Growth (in millions)

9 Our Fairfield County, CT presence, has yielded greater loan production figures than our Bergen County marketplace, our previous historical leader. Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion Deposit growth in October 2008 was $508 million Strategy: Focused Growth

Growth in Desirable Markets COUNTY HHI Rank Morris, NJ 7 Somerset, NJ 8 Putnam, NY 10 Rockland, NY 19 Fairfield, CT 28 Suffolk, NY 35 Bergen, NJ 39 Westchester, NY 41 Monmouth, NJ 48 Source: SNL DataSource. We Have Branches Located in 9 of the Top 50 Counties in the U.S. in Terms of Median Household Income

Strong Growth in New Markets

Strong Growth in New Markets

Winning Formula = Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit

efficiency

Frugality is best measured by a bank's efficiency ratio (defined as a ratio of overhead costs such as salaries, rent, and so on to revenue). "The top spot again goes to Hudson City." November 12, 2007

*Source: SNL DataSource Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at September 30, 2008* $138 million in average deposits per branch at September 30, 2008 Efficiency Ratio at December 31 asset quality

Consistently Superior Credit Quality Non-Performing Assets/Total Assets

What We DON'T Do... Subprime Loans Negative Amortization Loans Option ARM Loans

Hudson City's Exposure to FNMA and FHLMC Common Stock - 0 - Preferred Stock - 0 - Subordinated Debentures - 0 - Senior Debt $ 3.25 billion MBS $ 16.73 billion As of September 30, 2008

Home Price Index for Major US Markets August 2007-08 20-city Index -16.6% N.Y. Metro (includes North Jersey) -6.9% Las Vegas -30.6% Los Angeles -26.7% Miami -28.1% Phoenix -30.7% Washington -15.4% Source: Standard & Poor's - S&P/Case-Shiller Home Price Index

Maximum Loan-To-Value Max Loan Amounts Max LTV Up to $600,000 90%* $600,100 - $1,000,000 80% $1,000,100 - $1,500,000 75% $1,500,100 - $2,000,000 70% $2,000,100 - $2,500,000 65% $2,500,100 - $3,000,000 60% Average LTV on 1-4 Family (98.3% of Total Loan Portfolio) 61% * Requires PMI enhancement for loans above 80% LTV (1.6% of Portfolio) (as of 9/30/08)

Hudson City quality among the top 3 lenders nationwide for conservative underwriting standards. "Hudson doesn't--and has never-issued subprime or low down-payment mortgages. And unlike many other lenders, they hold onto all mortgages they originate rather than selling them on the secondary market." August 21, 2007 August 2007 financial strength

Earnings and Dividends Growth

Earnings Per Share

Cumulative Cash Returned to Shareholders

As of September 30, 2008 + Initial (7/99) split adjusted stock price $1.56 - Total cumulative dividend paid $1.83 = Net cost of shares purchase in IPO $ - 0.27

Superior Stock Price Performance

HCBK Ownership Breakdown Institutional Investors Individual Investors Insider Ownership* * Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP Source: NASDAQ Online June 2008

HudsonCity 31

The Dow Jones Industrial Average

Current 30 Component List

	OPEN 7/13/99	CLOSE 11/5/08	Stock Price Appreciation
Exxon Mobil Corp.	39.72	73.69	85.52%
United Technologies Corp.	35.09	53.67	52.95%
Chevron Corp.	49.47	74.88	51.36%
Procter & Gamble Co.	43.50	63.81	46.69%
3M Co.	44.16	64.52	46.11%
Caterpillar Inc.	30.50	40.40	32.46%
McDonald's Corp.	43.94	56.00	27.45%
Johnson & Johnson	48.72	59.85	22.84%
Wal-Mart Stores Inc.	47.44	54.13	14.10%
Boeing Co.	44.69	49.55	10.87%
Walt Disney Co.	27.81	24.23	-12.87%
Hewlett-Packard Co.	41.80	36.25	-13.28%
Coca-Cola Co.	63.06	44.73	-29.07%
American Express Co.	39.46	27.83	-29.47%
JPMorgan Chase & Co.	56.08	39.22	-30.06%

	OPEN 7/13/99	CLOSE 11/5/08	Stock Price Appreciation
IBM	137.81	89.94	-34.74%
Bank of America Corp.	37.31	21.75	-41.70%
General Electric Co.	38.46	19.93	-48.18%
Verizon Comm. Inc.	60.65	30.84	-49.15%
Home Depot Inc.	43.58	22.15	-49.17%
AT&T Inc.	55.81	27.15	-51.35%
Microsoft Corp.	47.09	22.08	-53.11%
Intel Corp.	32.72	15.06	-53.97%
Pfizer Inc.	37.38	17.00	-54.52%
E.I. DuPont de Nemours & Co.	70.63	30.86	-56.31%
Merck & Co. Inc.	70.98	28.72	-59.54%
Alcoa Inc.	31.09	11.80	-62.05%
Citigroup Inc.	34.10	12.63	-62.96%
General Motors Corp.	68.69	5.56	-91.91%
Kraft Foods, Inc.*		29.23	

* 4/2/07 – Kraft became fully independent from Altria Group, Inc

All quotes split adjusted; Source: DJ & Market Watch

HudsonCity

32

The Dow Jones Industr…

Imagine the "Dow 31"

Current 30 Component List

	OPEN 7/13/99	CLOSE 11/5/08	Stock Price Appreciation
Hudson City Bancorp, Inc.	1.56	18.01	1054.49%
Dow Jones Industrial Average Companies:			
Exxon Mobil Corp.	39.72	73.69	85.52%
United Technologies Corp.	35.09	53.67	52.95%
Chevron Corp.	49.47	74.88	51.36%
Procter & Gamble Co.	43.50	63.81	46.69%
3M Co.	44.16	64.52	46.11%
Caterpillar Inc.	30.50	40.40	32.46%
McDonald's Corp.	43.94	56.00	27.45%
Johnson & Johnson	48.72	59.85	22.84%
Wal-Mart Stores Inc.	47.44	54.13	14.10%
Boeing Co.	44.69	49.55	10.87%
Walt Disney Co.	27.81	24.23	-12.87%
Hewlett-Packard Co.	41.80	36.25	-13.28%
Coca-Cola Co.	63.06	44.73	-29.07%
American Express Co.	39.46	27.83	-29.47%
JPMorgan Chase & Co.	56.08	39.22	-30.06%

	OPEN 7/13/99	CLOSE 11/5/08	Stock Price Appreciation
IBM	137.81	89.94	-34.74%
Bank of America Corp.	37.31	21.75	-41.70%
General Electric Co.	38.46	19.93	-48.18%
Verizon Comm. Inc.	60.65	30.84	-49.15%
Home Depot Inc.	43.58	22.15	-49.17%
AT&T Inc.	55.81	27.15	-51.35%
Microsoft Corp.	47.09	22.08	-53.11%
Intel Corp.	32.72	15.06	-53.97%
Pfizer Inc.	37.38	17.00	-54.52%
E.I. DuPont de Nemours & Co.	70.63	30.86	-56.31%
Merck & Co. Inc.	70.98	28.72	-59.54%
Alcoa Inc.	31.09	11.80	-62.05%
Citigroup Inc.	34.10	12.63	-62.96%
General Motors Corp.	68.69	5.56	-91.91%
Kraft Foods, Inc.*		29.23	

* 4/2/07 – Kraft became fully independent from Altria Group, Inc

All quotes split adjusted; Source: DJ & Market Watch

HCBK vs. DJIA Financials TICKER OPEN 7/13/99 CLOSE 11/5/08 Stock Price Appreciation Hudson City Bancorp, Inc HCBK 1.56 18.01 1054.49% DJIA Financials: American Express Co. AXP 39.46 27.83 -29.47% JPMorgan Chase & Co. JPM 56.08 39.22 - 30.06% Bank of America Corp. BAC 37.31 21.75 - 41.70% Citigroup Inc. C 34.10 10.63 - 62.96% All quotes split adjusted Source: DJ & Market Watch

"Best-Managed Bank of the Year." 12/20/07

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growth efficiency financial strength asset quality